Gain on Sale of Investment	3 Months Ended
Mar. 31, 2016
Disclosure Text Block Supplement [Abstract]
Cost and Equity Method Investments Disclosure [Text Block]
3.	Gain on Sale of Investment

In the first quarter of 2016, the Company notified AzurRx of its intent to convert 71 shares of its Series A convertible preferred stock, $0.0001 par value per share (“AzurRx Preferred Stock”), the remaining shares of AzurRx Preferred Stock held by the Company, into shares of AzurRx common stock, $0.0001 par value per share (“AzurRx Common Stock”), pursuant to the terms and conditions of the Certificate of Designations. The conversion rate was 24,393.65 shares of AzurRx Common Stock per share of AzurRx Preferred Stock. The Company received 1,731,949 shares of AzurRx Common Stock upon conversion. The Company sold 1,016,941 shares of AzurRx Common Stock during the first quarter of 2016 receiving net proceeds of $637,100, all which had been collected by the end of March 2016.

As of March 31, 2016, the Company’s ownership interest in AzurRx included 815,757 shares of AzurRx Common Stock representing an ownership stake in AzurRx of 11% (on a fully diluted basis). The Company previously accounted for its investment in AzurRx using the “equity method.” However, the Company suspended the use of the equity method of accounting, for this investment in 2014 once the carrying amount of the investment had been reduced to $0. Considering the reduction in the Company’s interest in AzurRx during the first three months of 2016, the Company has discontinued the use of the “equity method” of accounting for this investment, and is now accounting for the investment under the cost method as fair market value is not readily determinable.

See also Note 19 Evaluation of Subsequent Events regarding the Company’s sale of additional AzurRx Common Stock in April 2016.